                                                                    Exhibit 10.8

                             MASTER CREDIT AGREEMENT

                                USD 25,000,000.00

                                      DATED

                                     BETWEEN

                            MASTELLONE HERMANOS S.A.

                                    BORROWER

                                       AND

                              CREDIT LYONNAIS S.A.

                                    ARRANGER

                              CREDIT LYONNAIS S.A.

                                   BFG BANK AG

                        CREDIT LYONNAIS COPENHAGEN BRANCH

                            CREDIT LYONNAIS NEDERLAND

                                      BANKS

                                                                               2

                                    CONTENTS

ARTICLE                        HEADING                                     PAGE

PREAMBLE        5

ARTICLE 1 - DEFINITIONS                                                      5

ARTICLE 2 - AMOUNT AND PURPOSE OF THE CREDITS                                7

ARTICLE 3 - CONDITIONS OF ELIGIBILITY OF COMMERCIAL CONTRACTS                8

ARTICLE 4 - PROCEDURE FOR THE ADMISSION OF COMMERCIAL CONTRACTS              9

ARTICLE 5 - CONDITIONS PRECEDENT                                            11

ARTICLE 6 - DRAWINGS - PAYMENT INSTRUCTIONS                                 13

ARTICLE 7 - REPAYMENT OF PRINCIPAL                                          15

ARTICLE 8 - VOLUNTARY PREPAYMENT                                            16

ARTICLE 9 - INTEREST                                                        17

ARTICLE 10 - INTEREST ON LATE PAYMENTS                                      18

ARTICLE 11 - PROMISSORY NOTES                                               19

ARTICLE 12 - FEES                                                           20

ARTICLE 13 - CREDIT INSURANCE PREMIUMS                                      21

ARTICLE 14 - CURRENCY AND PLACE OF PAYMENT                                  22

ARTICLE 15 - APPLICATION OF SUMS RECEIVED BY THE BANKS                      23

ARTICLE 16 - THE ARRANGER                                                   24

ARTICLE 17 - TAXES                                                          25

ARTICLE 18 - COSTS AND EXPENSES                                             26

ARTICLE 19 - REPRESENTATION, WARRANTIES AND UNDERTAKINGS                    27

ARTICLE 20 - EVENTS OF DEFAULT - ACCELERATION                               31

ARTICLE 21 - CHANGES IN CIRCUMSTANCES                                       33

                                                                               3

ARTICLE 22 - ASSIGNEMENT OF RIGHTS ANS OBLIGATIONS                          35

ARTICLE 23 - WAIVER OF CLAIMS AND DEFENCES                                  36

ARTICLE 24 - COMMUNICATIONS                                                 37

ARTICLE 25 - MISCELLANEOUS                                                  39

ARTICLE 26 - LAW AND JURISDICTION                                           41

ARTICLE 27 - APPENDICES                                                     42

ARTICLE 28 - ENTRY INTO FORCE                                               43

APPENDIX IA     44

FORM OF ADMISSION FORM FOR FRENCH CREDITS                                   44

APPENDIX IB     48

FORM OF ADMISSION FORM FOR DANISH, GERMAN,                                  48

AND DUTCH CREDITS                                                           48

APPENDIX II     52

FORM OF PROMISSORY NOTE                                                     52

APPENDIX III    53

FORM OF LETTER OF INSTRUCTIONS                                              53

APPENDIX IV     56

FORM OF LEGAL OPINION                                                       56

WITH RESPECT TO THE AGREEMENT                                               56

APPENDIX V      59

FORM OF LEGAL OPINION                                                       59

WITH RESPECT TO AN ADMISSION FORM                                           59

                                                                               4
BETWEEN

- MASTELLONE HERMANOS incorporated under Argentinian law, whose registered office is at avenida Leandro L.N. Alem 720, 1001 BUENOS AIRES, registered under number 11633 Libro 85 Tomo A de estatutos de Sociedades Anonimas
represented by                                    and by
duly authorized for that purpose,
hereinafter the "Borrower",
                                                            on the one part

- CREDIT LYONNAIS, a societe anonyme with a capital of 9 389 925 000 FRF whose registered office is at Lyon (Rhone), 18, rue de la Republique and whose central office is at Paris 2e, 19, boulevard des Italiens, registered at the registry of commerce and companies of Lyon under number B 954 509 741, represented by duly authorized for that purpose, in its capacity as
arranger for the Banks, hereinafter the "Arranger", on the second part

AND

- CREDIT LYONNAIS, a societe anonyme with a capital of 9 389 925 000 FRF whose registered office is at Lyon (Rhone), 18, rue de la Republique and whose central office is at Paris 2e, 19, boulevard des Italiens, registered at the registry of commerce and companies of Lyon under number B 954 509 741, represented by duly authorized for that purpose,

- BFG BANK A.G., whose registered office is at Mainzer Landstrasse, 16 60325
Frankfurt am Main, Germany, represented by
                                               duly authorized for that purpose,

- CREDIT LYONNAIS COPENHAGEN, a branch of Credit Lyonnais France who's registered office is at Toldbodgade 33, DK-1253 Copenhagen K, Denmark registered in Erhvervs - og Selskabsstyrelsen no. 8413, represented by
                                               duly authorized for that purpose.

- CREDIT LYONNAIS NEDERLAND, a branch of Credit Lyonnais France, whose registered office is at Atrium Building, 5th floor, Strawinskylaan 3093, 1077-ZX
Amsterdam - The Netherlands , represented by
                                        duly authorized for that purpose.
     hereinafter collectively the "Banks" and individually a "Bank", on the third part.

                                                                               5

PREAMBLE

WHEREAS

-    The Borrower, the Arranger and the Banks wish to collaborate in order to promote the financing of equipment, capital goods and/or services exported by Danish, French, German, Italian and Dutch Suppliers to MASTELLONE in
     Argentina ; and

-    The Banks have agreed to establish under this Master Credit Agreement the general terms and conditions of buyer credits to facilitate the payment of any eligible export contract denominated in FRF, DEM, DKK,ITL, NLG and/or
     USD and any other currency agreed by a Bank, while the particular terms and conditions of such buyer credits will be established in specific Admission
     Forms ;

NOW THEREFORE, IT IS HEREBY AGREED AS FOLLOWS :

ARTICLE 1 - DEFINITIONS

The following capitalized terms used in this Agreement shall have the following meanings (such meanings to be equally applicable to both the singular and the plural forms of the terms defined) :

ADMISSION FORM means the document referred to in Article 4 and to be in the form of Appendix IA or Appendix IB ;

ARGENTINA means Republic of Argentina ;

ARRANGER means CREDIT LYONNAIS S.A., 19 boulevard des Italiens, 75002 Paris
(France), in its capacity as Arranger for the Banks ;

AGREEMENT means this Master Credit Agreement, the Preamble and the Appendices as
well as, if applicable, the amendments thereto which will constitute an integral part hereof ;

BANKING DAY means for each Credit a whole day on which banks are open for business and domestic as well as foreign exchange transactions for the relevant
Currency are performed in the relevant city(ies) as will be defined in the relevant Admission Form ;

COMMERCIAL CONTRACT means any contract entered into between the Buyer and a
Supplier or Suppliers for the purchase of equipment, capital goods and/or services of Danish, French, German, Italian and Dutch origin, and duly authorised by the Relevant Authority(ies), as well as, if applicable, the amendments thereto ;

COUNTRY means DENMARK, FRANCE, GERMANY and THE NETHERLANDS;

                                                                               6

CREDIT means each credit granted by a Bank pursuant to this Agreement for the financing, among other things, of a portion not exceeding 85 % of the price of the Eligible Portion of a Commercial Contract ;

CURRENCY means each of DEM, DKK, FRF, ITL, NLG and USD ;

DEM means the lawful currency of GERMANY ;

DKK means the lawful currency of DENMARK ;

DRAWING means any advance made by a Bank to the Borrower under the terms and conditions set forth in Article 6 of this Agreement and in the relevant
Admission Form ;

ELIGIBLE PORTION of a Commercial Contract means the portion of the equipment, goods and/or services admitted for support by the Relevant Authority(ies) as well as any other elements admitted for support by the Relevant Authority(ies)
as defined in the relevant Admission Form ;

FRF means the lawful currency of FRANCE ;

ITL means the lawful currency of ITALY;

LETTER OF INSTRUCTIONS means the letter of irrevocable instructions to be signed by the Borrower in the form of Appendix III ;

NLG means the lawfull currency of THE NETHERLANDS ;

PROMISSORY NOTE means a promissory note in the form of Appendix II ;

RELEVANT AUTHORITY means an authority authorising any particular Credit as defined in each Admission Form ;

SUPPLIER means the manufacturer or the seller, party to a Commercial Contract ;

USD means the lawful currency of the UNITED STATES OF AMERICA.

                                                                               7

ARTICLE 2 - AMOUNT AND PURPOSE OF THE CREDITS

2.1  Credits may be granted hereunder up to an aggregate amount of 25,000,000
     USD (USD twenty five million) or its equivalent in other Currencies.

     No Credit hereunder may be granted if the USD Amount of such Credit, added to the aggregate USD Amount of the Credits previously granted hereunder, would exceed USD 25,000,000.

     For this Article 2.1, USD Amount means in relation to a Credit granted or to be granted in USD, the amount in USD of such Credit, and in relation to a Credit granted or to be granted in another Currency, the equivalent in
     USD of the amount in the other currency, calculated at the offered interbank spot rate prevailing on the foreign exchange market in the business place of the relevant Bank, as to Credits already granted, on the date of each relevant Admission Form and, as to Credits requested, the date of receipt by the relevant Bank of such request.

2.2  The obligations of any Bank under this Agreement shall be several and no rights shall arise therefrom against any other Bank. The responsibility under a specific Admission Form shall be the sole responsibility of the relevant bank.

2.3  For each Commercial Contract, each Credit made available to the Borrower shall be for payment to the relevant Supplier of up to a maximum amount equal to 85 % of the Eligible Portion of the Commercial Contract and, if
     credit insurance premiums are totally or partially financed thereunder, for payment or repayment of such credit insurance premiums.

                                                                               8

ARTICLE 3 - CONDITIONS OF ELIGIBILITY OF COMMERCIAL CONTRACTS

To be eligible for financing under this Agreement, a Commercial Contract shall :

3.1  have been signed within 2 years from the signature of the Agreement and shall be for a minimum amount of 1,200,000 USD (USD one million two hundred thousand) or its equivalent in any other Currency,

3.2  be in conformity with the requirements of the Relevant Authority(ies),

3.3  provide for the following payment conditions :

     -   15 % minimum as downpayment, whether up front or fractioned into several payments, to be paid directly by the Buyer to the Supplier(s)
         (out of which, for French and Dutch supplies only, 5% minimum to be paid on the date of signature of the Commercial Contract ) ;

     -   85 % maximum of the Eligible Portion of the Commercial Contract financed by the Credit(s).

                                                                               9

ARTICLE 4 - PROCEDURE FOR THE ADMISSION OF COMMERCIAL CONTRACTS

4.1  The Borrower shall send to the relevant Bank, with copy to the Arranger, a request for an Admission Form specifying the information required under
     Article 1 of said Admission Form, as complete as possible, to enable said
     Bank :

     4.1.1.    to satisfy itself that such Commercial Contract is eligible under the provisions of Article 3 hereabove ; and

     4.1.2.    to determine if it agrees to grant the requested credit ; and

     4.1.3.    to obtain the necessary approvals from the Relevant
               Authority(ies).

4.2  The Borrower shall afterwards procure that a copy of the Commercial
     Contract and related documents be delivered to the relevant Bank and the
     Arranger as soon as practicable.

     After receipt of the copies of the above-mentioned documents, and upon approval by the Relevant Authority(ies) or satisfaction of the relevant
     Bank that such Commercial Contract is eligible under the rules of such
     Relevant Authority(ies), if the relevant Bank agrees to grant the requested
     Credit, such Bank will send to the Borrower the corresponding Admission
     Form(s) in three (3) original copies drawn up in English. If not, the relevant Bank shall as soon as practicable notify such refusal to the
     Borrower.

4.3  The Admission Form shall specify, inter alia :

     4.3.1     the reference number of the Admission Form,

     4.3.3     the amount of the corresponding Credit,

     4.3.3     the terms and conditions of the payments to be made to the
               Supplier with complete details related to its account, and the deadline date for Drawings under the Credit,

     4.3.4     the term of the Credit, the number of instalments of repayment and the starting date for repayment of the Credit,

     4.3.5     the specifications applicable to interest on the Credit,

     4.3.6     the amount of the credit insurance premiums related to the
               Credit, if any, and

     4.3.7     any other specific conditions applicable to such Credit.

4.4  A Commercial Contract may be financed through more than one Credit, if the
     Suppliers are located in different Countries and if such Commercial
     Contract is eligible for support from the Relevant Authority(ies) of the relevant Countries. In such case, an Admission Form shall be signed for each Credit.

                                                                              10

4.5  The Borrower will send back as soon as practicable to the relevant Bank the
     3 original copies of such Admission Form duly signed. The relevant Bank and the Arranger will sign the 3 original copies and the Arranger will send back one (1) original copy to the Borrower and one (1) to the relevant
     Bank.

4.6  By executing an Admission Form, the Borrower shall irrevocably and unconditionally be deemed to have :

     4.6.1     represented that the Agreement and the Admission Form constitute the legal, valid and binding obligation of the Borrower and comply with the laws and regulations in force in Argentina,

     4.6.2     given irrevocable instructions to the relevant Bank to pay the relevant Supplier and, as the case may be, to pay the credit insurance premiums.

                                                                              11

ARTICLE 5 - CONDITIONS PRECEDENT

5.1  With respect to this Agreement,

     The Arranger and the Banks shall in no case incur any obligation under this
     Agreement and any subsequent Admission Form unless the following documents have been received by the Arranger acting on behalf of the Banks in a form satisfactory to the Arranger :

     5.1.1     a copy, certified by a duly authorised person of the Borrower, of the articles of incorporation and by-laws of the Borrower as currently in force,

     5.1.2     copies, certified by a duly authorised person of the Borrower, of the decision to sign, execute and deliver this Agreement, any
               Admission Form, any Promissory Note and any Letter of
               Instructions,

     5.1.3     the authentified specimen(s) of the signature(s) of the
               representative(s) of the Borrower authorised to sign the
               Agreement on behalf of the Borrower, as well as any Admission
               Form, any Promissory Note and any Letter of Instructions,

     5.1.4     the original copy (ies) of the power(s) of attorney of the said representative(s),

     5.1.5     an opinion of legal counsel to the Banks, in the form of Appendix
               IV hereto.

     The Borrower undertakes that the conditions hereabove will be fulfilled within 30 calendar days after the signature of this Agreement.

5.2  With respect to each Admission Form and Drawings :

     The Banks shall in no case make Drawings available to the Borrower, in the terms and conditions set out in Article 6, unless the following conditions have been fullfilled to the satisfaction of the relevant Bank :

     5.2.1     Prior to the first Drawing

               5.2.1.1   fulfillment of the conditions set forth under Article
                         5.1, and agreement of the relevant Bank to provide such
                         Credit as per Article 4.1 hereabove,

               5.2.1.2   receipt by the relevant Bank of a certificate from the
                         Supplier as to the date of entry into force of the
                         Commercial Contract,

               5.2.1.3   receipt by the relevant Bank of the Admission Form duly
                         executed by the Borrower, and as the case may be, of
                         the Letter of Instructions and the Promissory Notes
                         duly executed by the Borrower,

               5.2.1.4   specimens of the signatures of the representatives of
                         the Borrower (if different from those provided under
                         Article 5.1.3) authorised to

                                                                              12

                         sign the Admission Form and, as the case may be, the
                         Letter of Instructions and the Promissory Notes,

               5.2.1.5   receipt by the relevant Bank of the opinion, issued by
                         the legal counsel to the Banks, in the form set forth
                         in Appendix V hereto.

               5.2.1.6   fulfillment of all other conditions stated in the
                         relevant Admission Form,

     5.2.2     Prior to the first Drawing and to each Drawing

               5.2.2.1   the delivery to the relevant Bank of the evidence that
                         the downpayment mentioned in Article 3.3 of this
                         Agreement has been paid to the Supplier in accordance
                         with the provisions of Article 1.8 of the relevant
                         Admission Form.

               5.2.2.2   the issuance of the relevant credit insurance policy
                         and of any other approval and thereafter, the
                         maintenance in full force and effect of any approval,
                         support and credit insurance policy from the Relevant
                         Authority(ies).

               5.2.2.3   that no event of default as per Article 20 or event
                         which, with the giving of notice or the lapse of time
                         or both, would constitute an event of default as per
                         Article 20, has occurred.

                                                                              13

ARTICLE 6 - DRAWINGS - PAYMENT INSTRUCTIONS

6.1  The Borrower hereby instructs the Banks that each Credit shall only be made available by the relevant Bank :

     6.1.1     by payments to the relevant Supplier. The Borrower shall instruct the relevant Bank in the relevant Admission Form to pay to the relevant Supplier on its behalf and for its account any amount due to such Supplier, upon delivery by such Supplier to the relevant Bank of the documents listed in Article 4.2.1 of the relevant Admission Form and determined by the relevant Bank to be in compliance with the terms and conditions of Article 4.2.1 of the relevant Admission Form,

     6.1.2     by payment to the Relevant Authority(ies)/to the relevant Bank.
               The Borrower shall instruct the relevant Bank in the relevant
               Admission Form to pay to the Relevant Authority(ies)/repay to the relevant Bank the credit insurance premiums due to the Relevant
               Authority(ies), as the case may be,

     6.1.3     The present instructions, given in the joint interest of the parties, are irrevocable. Accordingly, the Borrower expressly acknowledges that the instructions of payment hereabove and set out in the relevant Admission Form cannot be cancelled or
               modified by the Borrower without the written consent of the relevant Supplier and of the relevant Bank.

6.2  The payments referred to in Article 6.1 will be made, subject to the provisions of Articles 5.2, within 15 days after the receipt by the relevant Bank of the documents listed in the relevant Admission Form, if found by such Bank to be satisfactory.

6.3  The relevant Bank's only responsibility for the examination of the documents listed in Article 4.2.1 of the relevant Admission Form shall be limited to ascertain that they appear on their face to be in accordance with the terms and conditions thereof as defined in the Uniform Customs and
     Practice for Documentary Credits (ICC number 500).

6.4  If the Credit is extended in a Currency other than the currency of the
     Commercial Contract, the exchange rate applied to each Drawing shall be the
     Interbank rate offered on the foreign exchange market at the time of the day determined in Article 4.3 of the relevant Admission Form in the business place of the relevant Bank 2 Banking Days prior to such Drawing or, if no rate is available at such time, the next available rate.

     For this Article 6.4, Interbank Rate means the rate offered to counterparties having a similar situation for transactions of a similar nature, for a similar amount and at the same time on the relevant market.

     The exchange rate determined in this manner shall be notified by the relevant Bank to the Borrower and shall be binding on the parties save manifest error proven by the Borrower.

6.5  No Drawing shall be made available after the deadline date for drawing mentioned in the relevant Admission Form.

                                                                              14

6.6  The minimum amount and periodicity of Drawings will be specified in each
     Admission Form.

6.7  If the relevant Currency is not available on the relevant interbank foreign exchange market, the relevant Bank shall inform the Borrower ; thereafter the relevant Bank shall consult with the Borrower for a period of 15
     Banking Days in order to find an amicable solution allowing the pursuance of the affected Credit under the relevant Admission Form. Meanwhile, the
     Borrower's right to make any further Drawing related to such Credit in the affected Currency shall be suspended.

     If no agreement is reached within such period of time or any longer period as the relevant Bank may agree, the commitment of the Bank thus affected under such Admission Form shall be cancelled and any amount due to the relevant Bank under the relevant Admission Form shall immediately be paid or repaid by the Borrower.

                                                                              15

ARTICLE 7 - REPAYMENT OF PRINCIPAL

The Borrower shall repay the total amount of the Drawings under each Credit in equal, consecutive and semi-annual instalments, the number of which shall be determined by the Relevant Authority(ies).

The first instalment will fall due 6 months after the date determined by the
Relevant Authority(ies) as the starting date of the repayment period. The repayment terms will be those mentioned in the relevant Admission Form.

                                                                              16

ARTICLE 8 - VOLUNTARY PREPAYMENT

8.1  The Borrower shall be entitled upon giving to the relevant Bank and the
     Arranger a prior written notice, and subject to the directives and consent
     (if necessary) of the Relevant Authority(ies), to prepay on a principal repayment date under an Admission Form, either the whole or part of such
     Credit.

     The prepayment may only cover an amount equal to one or more instalments of principal or to the outstanding amount of the Credit.

8.2  The Borrower shall indemnify the relevant Bank of any loss which may result for such Bank from the difference between any refinancing cost and the proceeds from the placing of such amounts prepaid on the market.

8.3  If the Borrower wishes to prepay the whole or part of a Credit :

     8.3.1     it shall give to the relevant Bank the notice referred to in
               Article 8.1. not less than 3 months before the date of such prepayment ;

     8.3.2     within the one month period following the reception of such notification, the relmevant Bank shall give to the Borrower in writing, the estimated amount of the indemnity referred to in
               Article 8.3. This estimation, computed on the basis of the information available to the relevant Bank at the time of this calculation, will be only indicative and will be given to the
               Borrower subject to the evolution of said information ;

     8.3.3     Within the one month period from the reception of such estimation and in any event not later than one month before the date of such prepayment, the Borrower will confirm or waive its request for prepayment in writting to the Lender. In the absence of
               confirmation within the one month period before the date of said prepayment, the Borrower will be deemed to have waived its request for prepayment. If the Borrower confirms its request, within the above-mentioned delay, it shall be irrevocably
               committed to make such prepayment and to pay on the Payment Date, the amounts due according to paragraph 8.2. upon presentation of a statement forwarded by the Lender 10 Banking Days before such
               Payment Date.

8.4  All amounts prepaid shall be applied in accordance with the provisions of
     Article 15.

8.5  No amount prepaid may be redrawn.

8.6  The Promissory Notes, if any, shall be modified in accordance with the terms and conditions of the Letter of Instructions.

                                                                              17

ARTICLE 9 - INTEREST

9.1  The amounts owed by the Borrower under each Credit shall bear interest from the day of the first Drawing until fully repaid in accordance with the provisions of the relevant Admission Form.

     In case of a fixed interest rate, it will be based on the Commercial
     Interest reference Rate, fixed by the relevant authorities according to
     OECD regulations and will be mentioned in each Admission Form.

     In case of a floating rate, it will be based on 6 months LIBOR or interbank offered on the Currency of the country of the relevant bank plus a margin which will be determinated in fonction of the percentage of cover for both political and commercial risk given by the relevant Export Credit Agency to the relevant Lender. The proposed level of margin will be determined as follows:

Political risk covered   Commercial risk covered                    Margin

           100%          100%                                       0,50%
            95%          95%                                        0,85%
            95%          more than 85% and less than 95%            1,00%
            95%          more than 80% and equal to 85%             1,125%
            95%          more than 70% and equal to 80%             1,25%
equal or less than 95%   more than 50% and equal to 70%             1,50%

9.2  Interest shall be calculated at the rate set out in the relevant Admission
     Form on the basis of the actual number of days elapsed and a 360 day-year, and shall be payable semi-annually in arrears in accordance with the provisions of the relevant Admission Form.

                                                                              18

ARTICLE 10 - INTEREST ON LATE PAYMENTS

10.1 Without prejudice to the provisions of Article 21 and without the present provisions in any way constituting a waiver of terms of payments, any amount due under this Agreement, any Admission Form and/or any Promissory
     Note with respect to principal and/or interest and unpaid for whatever reason shall automatically bear interest within the limit of the law during the period from and including the due date for payment thereof to the date when such amount is paid, at the greater of the following two rates :

     -   for Currencies other than the FRF, the day to day money market rate quoted to the Bank for the relevant Currency , or for the FRF the arithmetic mean of the daily rates of the day to day French Interbank money market denominated TMP (Taux Moyen Pondere) as published by
         Banque de France, increased by 2% per annum ;

     and

     -   the rate provided in the relevant Admission Form increased by 2% per annum.

10.2 Any amount other than principal and/or interest due hereunder, under any
     Admission Form and/or any Promissory Note and unpaid on its due date for whatever reason shall automatically bear interest within the limit of the law during the period from and including the due date for payment thereof to the date where such amount is paid at a rate equal to :

     -   For Credit in FRF, the TMP increased by 2% per annum,

     -   For Credit in Currencies other than FRF, the day to day money market rate quoted to the Bank for the relevant Currency increased by 2% per annum.

10.3 Interest on late payments shall be paid on first demand to the relevant
     Bank.

10.4 Interest on late payments shall be calculated on the basis of the actual number of days elapsed divided by 360.

10.5 Interest on late payments shall itself bear interest at the above rate if it is due for a whole year, in compliance with Article 1154 of the French
     Civil Code.

10.6 The provisions hereabove shall not affect the right of the Banks to accelerate payment of amounts due to them according to Article 20 and shall not result in any extension of term.

                                                                              19

ARTICLE 11 -      PROMISSORY NOTES

11.1 To the extent that Promissory Notes are required by the Relevant
     Authority(ies), the Borrower shall deliver such Promissory Notes in the form of Appendix II.

11.2 Such Promissory Notes shall evidence the obligation of the Borrower to repay the principal of the relevant Credits as well as its obligation to pay interest on such principal.

11.3 Such Promissory Notes shall have the legal form and effect given to them by
     French Law and shall satisfy the requirements of French Law as to their form and substance.

11.4 After full discharge of each Promissory Note, it shall be returned to the
     Borrower.

11.5 The Banks and holders of these promissory notes are expressly exempted from the need to protest the same.

                                                                              20

ARTICLE 12 - FEES

Unless otherwise specified in the relevant Admission Form, for each Credit the following fees will apply :

12.1 A commitment fee is due by the Borrower to the relevant Bank. It will be calculated at a rate of 0,50 % per annum at the beginning of each semi-annual period on the undrawn amount of the Credit specified in the relevant Admission Form. For German credits only , this fee will be calculated at the rate of 0,25%.

     The first payment shall be made no later than fifteen (15) days after the date of signature of the relevant Admission Form and thereafter, every six
     (6) months from such date. Each period of less than six (6) months shall count as a complete semi-annual period,

12.2 A flat management fee of 0,50 % is due by the Borrower to the relevant
     Bank. It will be calculated on the maximum amount of the Credit specified in the relevant Admission Form. It will be paid within fifteen (15) days of the signature of the relevant Admission Form.

     For German credits only , this fee will be calculated at the rate of 0,25%.

                                                                              21

ARTICLE 13 - CREDIT INSURANCE PREMIUMS

The credit insurance premiums payable as the case may be pursuant to the credit insurance policy subscribed by the Bank in relation to any Admission Form shall be borne as provided in the relevant Admission Form.

                                                                              22

ARTICLE 14 - CURRENCY AND PLACE OF PAYMENT

14.1 The Borrower shall pay all sums due to the Arranger under this Agreement in the relevant Currency with the reference "MCA MASTELLONE" to the Arranger as mentioned in the Admission Form.

14.2 The Borrower shall pay all sums due to Banks under this Agreement, any
     Admission Form and/or any Promissory Note by crediting the relevant Bank's account specified in the relevant Admission Form.

14.3 With respect to each payment, the Borrower shall have the bank in charge of the transfer send a telex to the relevant Bank or to the Arranger, as the case may be, at the latest 2 Banking Days prior to the due date.

Such telex shall be sent in compliance with Article 24.

14.4 If any amount falls due on a day which is not a Banking Day, such payment shall be made on the next succeeding Banking Day and interest and fees shall continue to accrue accordingly, unless otherwise specified in the relevant Admission Form.

14.5 All payments pursuant to this Agreement, any Admission Form and/or any
     Promissory Note shall be made in freely available funds on or before 11.00
     a.m. (local time of the place of payment) on their due date.

14.6 Should the Arranger or any Bank wish to modify the specifications set out in Article 6 of the relevant Admission Form, relative to Articles 14.1 and
     14.2 hereof, it shall notify the Borrower of the new payment instructions at least 10 Banking Days in advance. The Borrower hereby agrees to comply with any such new instructions.

14.7 If for any reason whatsoever, including a judgment or an arbitral award rendered against the Borrower or the bankruptcy of the Borrower or any proceeding having the same effect on the Borrower, (a) a payment relating to this Agreement, any Admission Form and/or the Promissory Notes were made to the Arranger or to a Bank or collected by the Arranger or a Bank in a currency other than the Currency of account of the corresponding payment obligation, and (b) if upon exchange by the Arranger or the relevant Bank of such other currency into such Currency of account, the amount obtained were less than the amount due, the Borrower undertakes to pay the exact difference to the Arranger or to the relevant Bank, as the case may be, at its first demand.

14.8 Payment shall fully discharge the Borrower only if it is made in conformity with this Article 14.

                                                                              23

ARTICLE 15 - APPLICATION OF SUMS RECEIVED BY THE BANKS

All payments received by the Arranger or any Bank for any reason whatsoever with respect to this Agreement, any Admission Form and/or any Promissory Note shall be applied by the Arranger or the relevant Bank, as the case may be, unless the
Arranger or the relevant Bank, as the case may be, decides otherwise :

15.1 First, to the payment of any overdue amounts in the chronological order in which such amounts initially fell due.

15.2 If no amounts are overdue or if the overdue amounts have been paid as indicated above, to the prepayment of the outstanding amounts owing under the Agreement, any Admission Form and/or any Promissory Note in the reverse order of their maturities, the amount of interest payable being accordingly recalculated.

                                                                              24

ARTICLE 16 - THE ARRANGER

16.1 Each of the Banks hereby irrevocably appoints CREDIT LYONNAIS S.A. as its
     Arranger to exercise such rights and obligations as are specifically delegated to the Arranger as per Article 16.2 hereof.

16.2 The obligations and rights of the Arranger shall be the following :

     16.2.1    the Arranger shall verify on behalf and for the account of the
               Banks the fulfillment of the Conditions Precedent set forth in
               Article 5.1 ;

     16.2.2    the Arranger shall verify the compliance of the proposed
               financial conditions with the terms and conditions of the
               Agreement ;

     16.2.3    the Arranger shall assist each relevant Bank in the preparation of and sign each Admission Form ; however, the Arranger shall not be responsible in any manner for the Bank's final decision to grant or not the Credit, and shall not be subject to the
               disbursement obligations falling on such Bank under such
               Admission Form ;

     16.2.4    the Arranger shall assist the Banks in the implementation of this
               Agreement ;

     16.2.5    the Arranger shall keep a register of the Credits granted under this Agreement and shall notify the Borrower and the Banks when the maximum total amount of Credits as per Article 2.1 has been reached ; such notification shall be binding on the Borrower and the Banks ;

     16.2.6    the Arranger shall as soon as possible give notice to the
               Borrower or to the relevant Bank(s) of any advice, notification, or note received from the Borrower or the Bank(s) and vice versa;

     16.2.7    with respect to its own Credits, the Arranger shall have the same rights and powers under this Agreement, any Admission Form and any Promissory Note as any other Bank and may exercise the same as though it were not performing the obligations and rights delegated to it under this Article 16 ;

     16.2.8    the Arranger may accept deposits from, lend money to, and
               generally engage in any kind of banking business with the
               Borrower, or any of its subsidiaries, or any of the Banks, as if it were not the Arranger ;

                                                                              25

ARTICLE 17 - TAXES

17.1 All taxes, duties or other fiscal charges including without limitation all stamp duties and registration fees which may be due in relation to the signature, execution, delivery, performance and/or termination of this
     Agreement, any Admission Form, any Promissory Note and/or any other related document shall be for the account of the Borrower.

17.2 The Borrower hereby agrees that all payments made by it pursuant to this
     Agreement, any Admission Form, any Promissory Note and/or any other related document shall be made free and clear of all taxes and duties and without deduction or withholding for or on account of any taxes or duties.

     If any payment by the Borrower were reduced by any taxes, duties, fiscal charges or withholdings, the Borrower shall pay to the Arranger and/or to any concerned Bank such additional amounts as may be necessary to ensure that, after payment of such taxes, duties and/or withholdings or payment of fiscal charges, the Arranger and/or the relevant Bank(s) receives in the relevant Currency an amount equal to the full amount which they would otherwise have received, had no such taxes, duties, fiscal charges or withholdings been made.

17.3 Without prejudice to the provisions of Article 17,1 and 17,2 and in case of countries having a treaty with Argentina in order to avoid the double taxation, the Borrower and the Bank(s) will take the reasonnable steps in order to take into consideration the implications of such treaty(ies).

                                                                              26

ARTICLE 18 - COSTS AND EXPENSES

The Borrower shall pay directly or reimburse to the Arranger or to the relevant
Bank on first demand all costs, expenses and fees incurred by the Arranger and/or such Bank (including travel and accomodation expenses, translation expenses, postage and telecommunication expenses and legal, consultant and expert costs and fees) as well as any taxes arising therefrom resulting from :

18.1 the preparation, negotiation, signature, execution and delivery of this
     Agreement, any Admission Form, any Promissory Note, any Letter of
     Instructions, any legal opinion and any other related document ;

18.2 any modification to this Agreement, any Admission Form, any Promissory
     Note, any Letter of Instructions, any legal opinion and any other related document ;

18.3 (a) the preservation by the Arranger and/or any Bank of their rights under this Agreement, any Admission Form, any Promissory Note, any Letter of
     Instructions and any other related document, (b) any failure by the
     Borrower to perform any obligation undertaken by it in or pursuant to this
     Agreement, any Promissory Note, any Letter of Instructions and any other related document, (c) the acceleration of any payment due hereunder, under any Admission Form and/or any Promissory Note and (d) the collection by the
     Arranger and/or any Bank of any amount due to them under this Agreement, any Admission Form and/or any Promissory Note.

                                                                              27

ARTICLE 19 - REPRESENTATION, WARRANTIES AND UNDERTAKINGS

19.1 Representations and warranties of the Borrower

     The Borrower hereby represents and warrants that :

     19.1.1    it is a corporation duly organized and validly existing under the laws of Argentina as a " ;

     19.1.2    it has full power and authority to carry on its business as it is now being conducted and especially to incur indebtedness as provided in this Agreement, any Admission Form and any Promissory
               Note, execute the Agreement, any Admission Form, any Promissory
               Note and any Letter of Instructions and to perform all their terms and conditions ;

     19.1.3    in accordance with the laws of Argentina and the Borrower's articles of incorporation and by-laws, the decision to incur indebtedness and to enter into this Agreement has been validly taken on June 27th, 1997 by Acta de Directorio, and M. Pascual
               MASTELLONE has been validly authorised to sign the Agreement, any
               Admission Form, any Letter of Instructions and any Promissory
               Note and to perform all their terms and conditions ;

     19.1.4    it is not necessary to take any legal action and to obtain from the competent authorities of Argentina, any approval necessary with respect to the laws of Argentina for the validity of the
               Agreement, any Admission Form, any Letter of Instructions and any
               Promissory Note and authorising their execution and performance especially with respect to foreign exchange regulations, the right to acquire and transfer the amounts in Currencies necessary for the Borrower to pay any and all amounts owed under the
               Agreement, any Admission Form and any Promissory Note whether on their due dates or in the event of acceleration ;

     19.1.5    the Agreement, any Admission Form, any Letter of Instructions and
               any Promissory Note when signed shall be in proper legal form and constitute and shall constitute the legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their terms until full payment of all sums due ;

     19.1.6    the decision to incur indebtedness, the execution of the
               Agreement, any Promissory Note and any Letter of Instructions and
               the performance by the Borrower of the obligations resulting therefrom do not and shall not result in any breach or violation of, or constitute a default under, the Borrower's articles of incorporation and by-laws or any agreement binding on it or to which it is a party, or public order provision, laws or
               regulations applicable to the Borrower ;

     19.1.7    it has good and valid title to its property ;

                                                                              28

     19.1.8    the rights of the Banks arising from this Agreement, any
               Admission Form and any Promissory Note rank and will rank at least pari passu with all other unsecured and unsubordinated indebtedness of the Borrower ;

     19.1.9    it is not in breach of any of its obligations and is not in default under any agreement to which it is a party ;

     19.1.10   there are no litigations or judicial, arbitration or
               administrative proceedings pending or to its knowledge
               threatened, which might forbid the signature of the Agreement or of any Admission Form, threaten the good performance of its obligations under this Agreement, any Admission Form, any Letter of Instructions, and/or any Promissory Note or adversely affect its activities, its property or its financial condition ;

     19.1.11   no tax, duty, withholding nor other fiscal payment are levied in
               Argentina with respect to the Agreement, any Admission Form, any
               Letter of Instructions and/or any Promissory Note ;

     19.1.12   it is not necessary in order to ensure (a) the legality,
               validity, enforceability or (b) the admissibility in evidence in a court in Argentina and to obtain the performance of this
               Agreement, any Admission Form, Promissory Note and/or Letter of
               Instructions or payment hereunder and/or thereunder, that any of them be stamped or registered or any duty paid or any
               authorisation obtained in Argentina ;

     19.1.13   the Agreement needs not to be registered with any authority in
               Argentina ;

     19.1.14   any information supplied by the Borrower to the Arranger and/or to any Bank in connection with this Agreement is accurate and complete and the Borrower is not aware of any other information not disclosed to the Banks, the disclosure of which might have changed the decision of the Banks to enter into this Agreement ;

     19.1.15   the financial statements delivered to the Arranger are complete and correct, comply with the Argentinian legal requirements and present a true and fair view of the financial condition of the
               Borrower and the results of its operation in accordance with generally accepted accounting principles in Argentina ;

     19.1.16   it has no right of immunity either from jurisdiction or from execution ;

     19.1.17   this Agreement, any Admission Form, any Letter of Instructions,
               and any Promissory Note constitute or shall, if and when signed, constitute commercial acts ;

     19.1.18   it has validly chosen French law to govern its obligations under this Agreement, any Admission Form, any Letter of Instructions
               and any Promissory Note ;

                                                                              29

     19.1.19   it has validly submitted hereunder to the non-exclusive
               jurisdiction of an arbitration court organized under the Rules of
               Conciliation and Arbitration of the International Chamber of
               Commerce ;

     All of the representations made by the Borrower above shall be deemed repeated until all sums which may be owed by the Borrower pursuant to this
     Agreement, any Admission Form and/or any Promissory Note have been paid or repaid to the Banks in full.

19.2 Undertakings of the Borrower

o    The Borrower hereby undertakes that, until all sums which may be owed by the Borrower pursuant to this Agreement, any Admission Form and/or any
     Promissory Note have been paid or repaid in full, it shall :

     19.2.1    maintain its corporate existence and full power and authority to carry on its business ;

     19.2.2    not cause or suffer any change in its corporate name, form, in the repartition of its shareholding, the nature of its business, its purpose or in the location of its registered office ;

     19.2.3    comply with all laws and regulations the non-compliance to which could directly or indirectly adversely affect the performance of its obligations under the Agreement, any Admission Form, any
               Promissory Note, and/or any Letter of Instructions ;

     19.2.4    obtain and renew all authorizations required in order for the
               Borrower to perform its obligations under the Agreement, any
               Admission Form, any Promissory Note, and/or any Letter of
               Instructions ;

     19.2.5    maintain the goods covered by any Commercial Contract financed hereunder in good working order and insure then with financially sound and reputable insurers for risks and amounts of indemnities including for the environmental risk corresponding to the nature of the business of the Buyer in accordance with usual
               international practice ;

     19.2.6    agree that, upon request of the Relevant Authorities and/or the
               Bank(s), the Bank(s) will receive an encumbrance on the assets purchased under the Commercial Contract;

     19.2.7    not guarantee either as guarantor, surety or "avaliste" the obligations of any third party ;

     19.2.8    not modify any provision of any Commercial Contract, especially concerning the parties thereto, the purpose, the price, the terms of payment, the delivery dates of the goods or the performance dates of the services or generally any provision of such
               Commercial Contract which may affect the terms and conditions of this Agreement and/or the relevant Admission Form ;

                                                                              30

     19.2.9    advise without delay the Arranger :

               19.2.9.1  upon its occurence, of any event which constitutes or could constitute one of the events set forth in Article
                         20 ;

               19.2.9.2  of any undertaking to pay, to do or not do the breach of which may cause acceleration of the concerned debt ;

               19.2.9.3  of any circumstance which may affect the importance or the value of its property or increase substantially the
                         volume of its liabilities ; and

               19.2.9.4  generally of any circumstance which may adversely affect the performance of this Agreement, any Admission
                         Form, any Promissory Note, and/or any Letter of
                         Instructions ;

     19.2.10   send to the Arranger :

               19.2.10.1 as soon as the same are available, copies of its audited consolidated profit and loss account for each
                         financial year and its audited balance sheet at the end
                         of its financial year, in each case audited by the
                         auditors for the time being of the Borrower, together
                         with the opinion of such auditors thereon, prepared in
                         compliance with Argentinian legal requirements and in
                         accordance with generally accepted accounting
                         principles in Argentina. The Borrower shall also
                         provide the Arranger with any such information or
                         financial document as the Arranger may from time to
                         time reasonably request ;

               19.2.10.2 any modification of its articles of incorporation and/or by-laws as well as any other corporate documents
                         as the Arranger may from time to time reasonably
                         request ;

               19.2.10.3 promptly, and not later than 30 days after the payment of any tax duty or fiscal charge mentioned at Article
                         17.2, the receipt of such payment, or a certified true
                         copy thereof.

     19.2.11   send to the relevant Bank on first demand, supplementary sets of
               Promissory Notes if it appears at any time that the number of sets provided for in the relevant Admission Form is not
               sufficient.

                                                                              31

ARTICLE 20 - EVENTS OF DEFAULT - ACCELERATION

20.1 Each of the following circumstances shall constitute an event of default :

     20.1.1    the Borrower fails to pay when due any sum payable under this
               Agreement, any Admission Form and/or any Promissory Note ;

     20.1.2    any representation, warranty or statement made by the Borrower or statement or certificate remitted under this Agreement or under any Admission Form, or any document delivered to any Bank in connection with this Agreement or any Admission Form proves to be untrue, incomplete or misleading ;

     20.1.3    the Borrower fails to perform or comply with any of its other obligations or undertakings arising from this Agreement, any
               Admission Form, any Promissory Note and/or any Letter of
               Instructions ;

     20.1.4    the Borrower fails to (a) pay when due any indebtedness arising from any other agreement, even entered into with a third party, or (b) comply with any of its obligations under any such
               agreement, thereby entitling the creditor to accelerate the maturity of the debt ;

     20.1.5    the financial condition of the Borrower deteriorates
               significantly or any event makes it difficult for the Borrower to perform and comply with its obligations under this Agreement, any
               Admission Form and/or any Promissory Note ;

     20.1.6    a legal or factual event occurs such as a general moratorium, a nationalization, a natural catastrophe, or any general or special action is taken in the country of the Borrower or in a third country through which payments are to be made (a) which impedes or threatens to impede the payment by the Borrower of any sum owed under the Agreement, any Admission Form and/or any
               Promissory Note, (b) or may have a material adverse effect on the business, the assets or the economical or financial condition of the Borrower ;

     20.1.7    the Borrower :

               20.1.7.1  cannot cover its liabilities with its available assets or suspends all or part of its payments ;

               20.1.7.2  requests or has an administrator, receiver, custodian or similar officer, whether private or judicial,
                         appointed to it or any of its properties ;

               20.1.7.3  commences any negotiations with any one or more of its creditors with a view to the rescheduling or
                         readjustment of its indebtedness ;

               20.1.7.4  commences or is the subject of any proceedings for non judicial settlement or judicial recovery ;

                                                                              32

               20.1.7.5  is involved in a non judicial or a judicial liquidation
                         ; or

               20.1.7.6  more generally, requests the application of any other action or proceeding for any other relief under any law
                         affecting creditor's rights that is similar to
                         bankruptcy law or is subjected thereto ;

     20.1.8    any Commercial Contract financed hereunder is suspended,
               interrupted, cancelled or terminated ;

20.2 Should any of these events of default occur then each Bank shall be entitled without any other formality to suspend or terminate in whole or in part its participation in this Agreement and to declare all sums due to it thereunder, under any Admission Form and/or Promissory Note by the Borrower
     to be immediately due and payable together with all interest accrued thereon and any consequent cost, loss and expense (including without limitation redeployment compensation determined in accordance with Article
     8.2) whereupon the same shall be immediately due and payable.

20.3 Nevertheless in the case provided for in Article 20.1.8 above, the interruption of this Agreement and the immediate repayment would apply only to the Credit corresponding to the Commercial Contract suspended, interrupted, cancelled, rescinded or terminated.

20.4 Any notice under this Article shall be sent to the Borrower in compliance with the provisions of Article 24 without any other formality or legal procedure.

                                       33

ARTICLE 21 - CHANGES IN CIRCUMSTANCES

21.1 This Agreement has been agreed on the basis of the economic and financial conditions as well as the legal, tax and monetary environment prevailing at the date hereof internationally and in the countries of the Borrower and of the Banks.

21.2 Illegality

     If by reason of any new legislative or regulatory provision, any amendment thereto or any change in the interpretation thereof by an administrative or judicial authority, it becomes unlawful or impossible for any Bank to maintain its participation in this Agreement, and/or any Admission Form :

     21.2.1    the relevant Bank(s) shall immediately notify the Borrower thereof. No Drawings shall be made under Credits granted by such
               Bank(s) as of the notice(s) to the Borrower ;

     21.2.2    the Borrower, the relevant Bank(s) and the Arranger shall
               negotiate with a view to agreeing upon terms to allow the
               Agreement and/or the relevant Admission Form(s) to continue to be performed ;

     21.2.3    if the parties are unable to agree within 30 days following dispatch by the relevant Bank(s) of the notice referred to above, such Bank(s) shall notify the Borrower that its/their obligations under this Agreement and/or any Admission Form(s) have terminated and shall request the immediate repayment of all sums owing by the Borrower to the relevant Bank(s) under this Agreement, any
               Admission Form and/or any Promissory Note increased by any additional costs incurred by such Bank(s) as a result of the changed circumstances.

21.3 Additional costs

o    If by reason of a new legislative or regulatory provision or of any amendment thereto or any change in the interpretation thereof by an administrative or judicial authority, any Bank becomes subject to any tax, monetary, financial or banking measure resulting in an increased charge with respect to its participation in this Agreement and/or any Admission
     Form (including but not limited to reserve requirements, capital adequacy, liquidity or other ratios or any tax, duty or other charge except income tax), and if as a result thereof the effective return for such Bank under this Agreement and/or any Admission Form is reduced, or if such reduction results from a judgment, the following shall apply :

     21.3.1    The relevant Bank(s) shall immediately notify the Borrower thereof. No Drawing shall be made under Credits granted by such
               Bank(s) as of the notice to the Borrower ;

     21.3.2    The Borrower may :

               (a)       request that the relevant Bank(s) maintain its/their
                         participation(s) in the Credit(s) by expressly agreeing
                         to pay the additional cost resulting from

                                                                              34

                         its/their participation(s) or the reduction in return
                         under this Agreement and/or any Admission Form ; or

               (b)       immediately repay to the relevant Bank(s) all sums owed
                         hereunder increased by any costs incurred by such
                         Bank(s) as a result of the change in circumstances and
                         any treasury costs calculated in accordance with
                         Article 8.2.

                                                                              35

ARTICLE 22 - ASSIGNEMENT OF RIGHTS ANS OBLIGATIONS

22.1 The Borrower may not assign its rights or obligations under this Agreement and/or any Admission Form either in whole or in part without the prior written consent of the Banks.

22.2 With the prior written consent of the Arranger, each of the Banks shall be entitled to assign its rights under or in connection with this Agreement, any Admission Form and/or as the case may be any Promissory Note in whole or in part to third parties.

     In this event all provisions of this Agreement, the Admission Form and as the case may be the Promissory Notes shall enure to the benefit of such assignee.

                                                                              36

ARTICLE 23 - WAIVER OF CLAIMS AND DEFENCES

23.1 The Borrower hereby acknowledges that it shall not be entitled to refuse or to postpone performance of any payment or other obligation under this
     Agreement, any Admission Form or any Promissory Note by reason of any claim which it may have or may consider that it has against the Arranger or any
     Bank under or in connection with this Agreement, any Admission Form or under any other agreement or for any other reason whatsoever.

23.2 The Borrower hereby acknowledges that its liability to pay in full all amounts payable under this Agreement, any Admission Form and any Promissory
     Note on the due date for payment thereof is in no way conditional upon performance by any Supplier of any Contract or of any agreement related thereto and shall not be affected in any way by reason of any claim or defence which the Borrower may have or may consider that it or any Buyer has against any Supplier.

23.3 All payments to be made to the Arranger and/or any Bank hereunder, under any Admission Form and/or any Promissory Note shall be made without any set-off or counterclaim.

                                                                              37

ARTICLE 24 - COMMUNICATIONS

24.1 All communications between the Borrower, each of the Banks and the Arranger shall be made by telex with a key number or coded, telecopy confirmed by letter, international courrier service, registered mail with acknowledgment of receipt or personal delivery against receipt at the following addresses:

     -  To the Borrower

            Mailing Address :    MASTELLONE HERMANOS S.A.
                                 Avenida Leandro L.N.  Alem 720
                                 1001 BUENOS AIRES, ARGENTINA

            To the attention of Pascual MASTELLONE

            Phone number         54 1 318 50 00
            telecopy :           54 1 313 68 22

     -  To the Arranger

            Mailing Address :    CREDIT LYONNAIS S.A.
                                 IFAP / Multisourcing Trade Finance
                                 1, rue des Italiens
                                 75009 PARIS - France

                        To the attention of Mrs Marie-Jo MENARD

                  telecopy : (33 1) 42 95 26 65

     -  To the Banks

            1) CREDIT LYONNAIS S.A.
                     Mailing Address : IFAP / MTC
                                       1, rue des Italiens
                                       75009 PARIS - France
                     telecopy : (33 1) 42 95 26 65

            2) BfG BANK AG
                     Mailing Address :  Mainzer Landstrasse 16
                                        60325 Frankfurt am Main Germany

                     To the attention of Mr. Bernt NEUERER

                     telecopy : (49) 69 258 61 22

                                                                              38

            3) CREDIT LYONNAIS COPENHAGEN Branch
                     Mailing Address : Toldbodgade 33
                                       DK 1253 COPENHAGEN
                                       DENMARK

                     To the attention of Mr Jarl J. Seehusen

                     telex : 27292
                     telecopy : (45 33) 93 47 74

            4) CREDIT LYONNAIS NEDERLAND
                     Mailing Address : Atrium Building, 5th floor
                                       Strawinskylaan 3093
                                       1077 ZX AMSTERDAM - NETHERLANDS

                  To the attention of Han BARTELDS

                  telecopy : (31 20) 504 70 77

     Any change in the foregoing addresses shall be notified in accordance with this Article.

24.2 Any communication made in accordance with Article 24.1. shall take effect on the date of reception of such notification by its addressee.

24.3 All communications shall be made in English.

                                                                              39

ARTICLE 25 - MISCELLANEOUS

25.1 Remedies and waiver

     No failure on the part of the Arranger and/or any of the Banks to exercise, and no delay on their part in exercising any right or remedy under this
     Agreement, any Admission Form or any Promissory Note or in connection herewith or therewith will operate as a waiver thereof, nor will any single or partial exercise of any right or remedy preclude any other or further exercise thereof or the exercise of any other rights or remedies.

25.2 Partial invalidity

     25.2.1    The invalidity or unenforceability of any provision of this
               Agreement, any Admission Form, any Letter of Instructions or any
               Promissory Note before any jurisdiction shall not affect its legality, validity or enforceability before any other
               jurisdiction, nor the legality, validity or enforceability of any other provision of this Agreement, any Admission Form, any Letter of Instructions or any Promissory Note.

     25.2.2    Any provision which may prove to be or becomes null or
               unenforceable in whole or in part shall be to the fullest extent possible replaced by a provision as similar as possible in accordance with the spirit and purpose of this Agreement and/or the relevant Admission Form.

25.3 Set-off authorized

     The Borrower authorises the Arranger and each Bank to apply the credit balance on any account that the Borrower may have in the books of the
     Arranger or such Bank to the reimbursement of any sum owed to the Arranger or such Bank under this Agreement, any Admission Form and/or any Promissory
     Note.

25.4 Binding statements

     All statements or other documents prepared by the Arranger or by any Bank hereunder or under any Admission Form with respect to amounts owed by the
     Borrower to the Arranger and/or any Bank shall be binding on the Borrower save for manifest error.

25.5 Amendments

     Any amendment to this Agreement must be made in writing by the parties hereto.

25.6 Appendices

     The Appendices to this Agreement constitute an integral part thereof.

                                                                              40

25.7 Language

     25.7.1    The language of this Agreement and its Appendices as well as all correspondence relating thereto shall be in English. If a
               translation were necessary only the English would be valid ;

     25.7.2    When the documents, authorisations or other which must be
               delivered to the Arranger or to any Bank hereunder or under any
               Admission Form are not in English, these documents must be accompanied by a translation into English by a sworn translator, if the addressee so requests.

25.8 Entire Agreement

     As of the execution hereof, this Agreement represents the entire agreement of the parties and consequently cancels and replaces all previous documents which might have been exchanged or communicated during the negotiation of this Agreement.

                                                                              41

ARTICLE 26 - LAW AND JURISDICTION

26.1 This Agreement, the Admission Forms and the Promissory Notes shall be governed by and construed in accordance with the laws of France.

26.2 Any dispute arising out of or in connection with this Agreement, any
     Admission Form and/or any Promissory Note including disputes concerning their validity shall be finally settled according to the Rules of
     Conciliation and Arbitration of the International Chamber of Commerce by
     three (3) arbitrators appointed pursuant to these rules. The arbitration shall take place in Paris and be conducted in English.

26.3 Notwithstanding the provisions of Article 26.2 above, the Borrower hereby irrevocably accepts that the Arranger and/or any of the Banks start any proceeding against the Borrower with respect to the Agreement, any
     Admission Form and/or any Promissory Note, (a) in the competent court in
     Argentina or (b) in any other jurisdiction where assets of the Borrower are located.

                                                                              42

ARTICLE 27 - APPENDICES

The following Appendices shall form an integral part of the present Agreement :

-  Appendix IA  : Form of Admission Form for French Credits

-  Appendix IB  : Form of Admission Form for Danish, German, and Dutch Credits

-  Appendix II  : Form of Promissory Note

-  Appendix III : Form of Letter of Instructions

-  Appendix IV  : Form of Legal Opinion with respect to the Agreement

-  Appendix V   : Form of Legal Opinion with respect to each Admission Form

                                                                              43

ARTICLE 28 - ENTRY INTO FORCE

This Agreement shall come into force on the date of its signature.

                                         Made in Paris
                                         on
                                         in six original copies

The Borrower                             The Arranger

MASTELLONE                               CREDIT LYONNAIS S.A.

   By  :                                 By  :
   Name  :                               Name  :
   Title  :                              Title  :

The Banks

CREDIT LYONNAIS S.A.                     BfG BANK AG

   By  :                                 By :
   Name  :                               Name :
   Title  :                              Title :

CREDIT LYONNAIS                          CREDIT LYONNAIS
COPENHAGEN BRANCH                        NEDERLAND

   By  :                                 By :
   Name  :                               Name :
   Title  :                              Title :

                                                                              44

                                   APPENDIX IA

                    FORM OF ADMISSION FORM FOR FRENCH CREDITS

                       -----------------------------------

                             ADMISSION FORM No. ...

Pursuant to the Master Credit Agreement  (hereinafter  called the "Agreement")
signed on  __________  between 1)  MASTELLONE  HERMANOS  S.A. as Borrower,  2)
CREDIT  LYONNAIS  S.A. as Arranger and 3) CREDIT  LYONNAIS  S.A.,  hereinafter called the "Bank", it is hereby understood and agreed as follows  :

Except as otherwise defined herein, all terms and expressions defined in the
Agreement shall have the same meaning in this Admission Form.

The relations between the Borrower, the Arranger and the Bank are determined by the provisions of the Agreement completed by the specific provisions of this
Admission Form.

Since this Admission Form constitutes an integral part of the Agreement, none of its terms and conditions may be interpreted without strict reference to the terms and conditions of the Agreement.

1.   Characteristics of the Commercial Contract

     1.1       Name and address of the Supplier :

     1.2       Date of signing of the Commercial Contract :

     1.3       Conditions of coming into force of the Commercial Contract :

     1.4       Amount of the Commercial Contract :

               -     Currency  :
               -     Total amount  :
               -     Amount of the Eligible Portion  :

     1.5       Purpose :

     1.6       Contractual time schedule (from the entry into force) :

     1.7       Contractual Payment conditions:

               -     Downpayments :  ___ % i.e. __________
               -     Balance:  ___% i.e.  __________ to be paid by Drawings
                     under the Credit pursuant to the Agreement and the present
                     Admission Form.

                                                                              45

2.   Relevant Authorities means COFACE (Compagnie Francaise d'Assurance pour le
     Commerce Exterieur).

3.   Credit Insurance Premiums

     3.1       Due to : COFACE

     3.2       Terms of payment :

               3.2.1     Borrower's cash payment
                         or
                         Payment through utilisation of the Credit increased by
                         the Bank for this purpose
               3.2.2     In one payment prior to the first Drawing (for credits
                         inferior to a 3 years duration)
                         or
                         In several payments concomitantly and prorata to each
                         Drawing

     3.3       Amount :

4.   Characteristics of the Credit :

     4.1       Currency of the Credit :

     4.2       Maximum amount of the Credit :

               The Borrower gives to the Bank irrevocable  instructions to pay up to a maximum amount of (Currency) ___________ as follows :

               4.2.1     to the Supplier a maximum  amount of (Currency)_______
                         (i.e. 85 % of the Eligible Portion) against
                         presentation of a copy of the following documents :

                         -  ________________
                         -  ________________
                         -  ________________

               4.2.2     to the Bank itself the credit insurance premiums due to
                         COFACE and amounting to (Currency) ___________

     4.3       Time of determination of the exchange rate : 11 a.m. (Paris time)

     4.4       Duration of the Credit :

     4.5       Starting date(s) of the Repayment Period :

     4.6       Number of instalments :

                                                                              46

     4.7       Interest rate : _______% p.a.

               Interest shall be payable on a Payment Date and shall be
               calculated on the amount of the Credit on the basis of a 360-day year and the number of actual days elapsed during each Interest
               Period.

     4.8       Preliminary Period, if any, means the period beginning on the date of the first Drawing and ending on the starting date of the
               Repayment Period.

               Repayment Period means the period beginning on the starting date(s) of the Repayment Period and ending on the last Payment
               Date.

               Payment Date means the starting date of the Repayment Period and any date calculated semi-annually (6 months by 6 months) :

               -  forwards from this date up to the end of the Repayment Period and,
               -  backwards from this date up to the date of the first Drawing,
                  (in the case of a Preliminary Period).

               Interest Period means any period commencing on (and including) a
               Payment Date and ending on (and excluding) the next.

               However, in respect of each Drawing, the first Interest Period shall commence on (and include) the date of the said Drawing and end on (and exclude) the next Payment Date.

     4.9       Deadline date for Drawings :

     4.10      the Bank reserves the right to refuse more than _____ Drawing(s)
               per month and for an amount of less than _____ except for the last Drawing.

     4.11      Fees :

     4.12      Cities taken into account for the determination of Banking Days :

     4.13      As per Article 16.2.3 of the Agreement, the Arranger is not
               subject to the disbursement obligations falling on the Bank under this Admission Form.

5.   Representations and warranties

     5.1       The representations and warranties made by the Borrower under
               Article 19 of the Agreement are reiterated by the Borrower as of the date of signature of this Admission Form.

     5.2       The Borrower warrants that :

               5.2.1     no stipulations of this Admission Form are contrary to
                         public policy in Argentina,

                                                                              47

               5.2.2     The Contract as well as the Admission Form are in
                         strict conformity with the Argentinian regulation of
                         importation and transfer of funds, at the date of this
                         Admission Form, and that all administrative
                         requirements concerning the importation of goods,
                         equipments and/or services and the transfer of funds
                         for repayment have been complied with,

6.   Place of Payment

   All payments to the Arranger hereunder and under the Agreement shall be effected by crediting the Bank's account no._________________________
   with the following reference : "IFAP/MTC/FDC 5/MCA Mastellone AF
   no.__".

   All payments to the Bank hereunder and under the Agreement shall be effected by crediting the Bank's account no._________________________ with the following reference : "IFAP/MTC/FDC 5/MCA Mastellone AF no. __".

7.   List of documents to be sent with this Admission Form as condition precedent

     -   A letter containing a joint interest mandate from the Borrower to the
         Bank as per Appendix III of the Agreement,

     -   (...) set(s) of (...) Promissory Note as per Appendix II of the
         Agreement,

     -   A legal opinion in the terms of Appendix V of the Agreement,

     -   Any other document required by the Bank and the Relevant
         Authority(ies).

8.   Entry into force

     This Admission Form shall become effective on the date of its signature.

                                    Made in _____________
                                    On _________________
                                    (in three original copies)

The Borrower                              The Arranger

By                                        By
Name                                      Name
Title                                     Title

                                          The Bank
                                          By
                                          Name
                                          Title

                                          (Signatures)

                                                                              48

                                   APPENDIX IB

                   FORM OF ADMISSION FORM FOR DANISH, GERMAN,
                                AND DUTCH CREDITS

                              --------------------

                             ADMISSION FORM No. ...

Pursuant to the Master Credit Agreement (hereinafter called the "Agreement")
signed on _________ between 1) MASTELLONE HERMANOS S.A. as Borrower, 2) CREDIT
LYONNAIS S.A. as Arranger and 3) several banks including _______________, hereinafter called the "Bank", it is hereby understood and agreed as follows :

Except as otherwise defined herein, all terms and expressions defined in the
Agreement shall have the same meaning in this Admission Form.

The relations between the Borrower, the Arranger and the Bank are determined by the provisions of the Agreement completed by the specific provisions of this
Admission Form.

Since this Admission Form constitutes an integral part of the Agreement, none of its terms and conditions may be interpreted without strict reference to the terms and conditions of the Agreement.

1.   Characteristics of the Commercial Contract

     1.1       Name and address of the Supplier :

     1.2       Date of signing of the Commercial Contract :

     1.3       Conditions of coming into force of the Commercial Contract :

     1.4       Amount of the Commercial Contract :

               -  Currency  :
               -  Total amount  :
               -  Amount of the Eligible Portion  :

     1.5       Purpose :

     1.6       Contractual time schedule :

     1.7       Contractual Payment conditions :

               -  Downpayments  :______ % i.e. ___________
               -  Balance  :_____ % i.e.  ________ to be paid by Drawings under the Credit pursuant to the Agreement and the present Admission
                  Form.

                                                                              49

2.   Relevant Authorities :

3.   Credit Insurance Premiums

     3.1       Due to :

     3.2       Terms of payment :

               Borrower's cash payment
               or
               Supplier's cash payment
               or
               Financing by the Bank by increasing the principal amount of the
               Credit hereunder
               or
               Financing by the Bank by increasing the interest rate of the
               Credit hereunder

     3.3       Amount or percentage :

4.   Characteristics of the Credit

     4.1       Currency of the Credit :

     4.2       Maximum amount of the Credit : The Borrower gives to the Bank irrevocable instructions to pay up to a maximum amount of
               (Currency)_________________as follows :

               4.2.1     to the Supplier a maximum  amount of (Currency) _______
                         against presentation of a copy of the following
                         documents  :

                         -  ________________
                         -  ________________
                         -  ________________

               4.2.2     to the Relevant Authority(ies)/to the Bank itself the
                         credit insurance premiums due to __________ and
                         amounting to (Currency) ______________

     4.3       Time of determination of the exchange rate :

     4.4       Duration of the Credit :

     4.5       Starting date(s) of the repayment period :

     4.6       Number of instalments :

     4.7       Interest rate :

     4.8       Payment dates :

                                                                              50

     4.9       Deadline date for Drawings :

     4.10      the Bank reserves the right to refuse more than ... Drawing(s)
               per month and for an amount of less than _________ except for the last Drawing.

     4.11      Fees if different from Article 12 of the Agreement :

     4.12      Cities taken into account for the determination of Banking Days :

     4.13      As per Article 16.2.3 of the Agreement, the Arranger is not
               subject to the disbursement obligations falling on the Bank under this Admission Form.

5.   Representations and warranties

     5.1       The representations and warranties made by the Borrower under
               Article 19 of the Agreement are reiterated by the Borrower as of the date of signature of this Admission Form.

     5.2       The Borrower warrants that :

               5.2.1     no stipulation of this Admission Form are contrary to
                         public policy in Argentina,

               5.2.2     the Commercial Contract as well as the Admission Form
                         are in strict conformity with the Argentinian
                         regulation of importation and transfer of funds, at the
                         date of this Admission Form, and that all
                         administrative requirements concerning the importation
                         of goods, equipments and/or services and the transfer
                         of funds for repayment have been complied with,

6.   Place of Payment

     All payments to the Arranger hereunder and under the Agreement shall be effected by crediting the Bank's account no.
     _________________________ with the following reference : IFAP/MTC/FDC 5/MCA
     Mastellone AF no. ___".

     All payments to the Bank hereunder and under the Agreement shall be effected by crediting the Bank's account no.
     _________________________ with the following reference : IFAP/MTC/FDC 5/MCA
     Mastellone AF no. __".

7.   List of documents to be sent with this Admission Form as condition precedent

     -  A legal opinion in the terms of Appendix V of the Agreement,

     -  Any other document required by the Bank and the Relevant Authority(ies).

8.   Entry into force

     This Admission Form shall come into force on the date of its signature.

                                                                              51

                                    Made in _____________
                                    On _________________
                                    (in three original copies)

The Borrower                The Arranger               The Bank

By                          By                         By
Name                        Name                       Name
Title                       Title                      Title

                                                                              52

                                   APPENDIX II

                             FORM OF PROMISSORY NOTE

                          -----------------------------

Promissory Note P (1) no. ____

..................,  on ................               (Currency) ...............
(place and date of issuance)                          (amount in figures)

On __________________
(payment date)

We shall pay against this Promissory Note to the order of CREDIT LYONNAIS the amount
of.............................................................................
................................................................................
(amounts in words) (Currency),

Protest waived.

This Promissory Note shall be governed by and construed in accordance with the laws of the French Republic.

                                   Subscriber
                       (name and address of the Borrower)

                                 to the order of

                                 CREDIT LYONNAIS
                           19, Boulevard des Italiens
                                   75002 PARIS

                                                By  : (Borrower's name)
                                                Name  :
                                                        ----------------
                                                Title  :
                                                         ---------------------
                                                Signature  :
                                                             -----------------

---------------------
Substitute with I for Promissory Notes relating to interest.
(1) Substitute with I for Promissory Notes relating to interest.

                                                                              53

                                  APPENDIX III

                         FORM OF LETTER OF INSTRUCTIONS

            to be sent, if required, by the Borrower to the relevant
                           Bank for an Admission Form

                          -----------------------------

LETTER OF INSTRUCTIONS No. ...

Dear Sirs,

We refer to the master credit agreement (hereinafter called the "Agreement")
signed on __________________ between 1) MASTELLONE HERMANOS S.A. hereinafter called the "Borrower", 2) CREDIT LYONNAIS as Arranger and 3) several banks including ________________, hereinafter called the "Bank" and the Admission Form signed on ________________ between ourselves and the Bank for the partial financing of a Commercial Contract entered into between the Borrower and
__________ (the "Supplier").

Terms and expressions defined in the Agreement shall have the same meanings when used herein unless otherwise defined herein.

In accordance with Article 2 of the Agreement, the Bank has granted to us under
Admission Form no. ___ a Credit for a maximum amount of (Currency)
_____________ to be utilized for the financing of 85 % of the Eligible Portion of the above-mentioned Commercial Contract plus the amounts necessary (if requested) to enable payment or repayment as the case may be of any credit insurance premiums due to ________________ in connection with the Credit.

Pursuant to Article 7 of the Agreement, we shall repay to the Bank the amounts that it has paid on our behalf and for our account in accordance with the terms and conditions of the Agreement, and pay to the Bank the interest set forth in
Article 9 thereof, and such repayment and payment of interest shall be evidenced by Promissory Notes to be delivered to you as per Article 11 thereof.

In accordance with the provisions of the Agreement, we are sending to you herewith enclosed :

-  _________  Promissory Notes of principal  numbered P1 to P__ made to the order of Credit Lyonnais and,

-  _________ Promissory Notes of interest numbered Il to I__ made to the order of Credit Lyonnais.

The enclosed Promissory Notes are in the form of Appendix II of the Agreement.
Their respective amounts and maturity dates have been left blank.

We hereby grant you the following irrevocable power ("mandat") to act in our name and on our behalf as followed :

                                                                              54

1 -  On whichever is the earlier of the date upon which the Credit is fully drawn or the deadline date for drawing, you will :

     -   insert the corresponding payment dates in each of the Promissory Notes of principal and of interest according to the starting date of the repayment period ;

     -   complete each Promissory Note of principal P1 to P__ with an amount corresponding to 1/__th of the total amount of payments made by the
         Bank ;

     -   complete the corresponding Promissory Notes of interest I1 to I__ with the amounts of interest due as calculated in accordance with the provisions of Article 9 of the Agreement and Article 3 of Admission
         Form no. __________.

2 -  In case of voluntary prepayment as per Article 8 of the Agreement, you will modify the amounts on the Promissory Notes of interest in consequence.

3 -  If acceleration occurs as per Article 20 or 21 of the Agreement :

     a)  prior to the date of completion of the Promissory Notes in accordance with paragraph 1 of this mandate, you will :

         -     complete one Promissory Note of principal by inserting therein the total amount in principal due to you under Admission Form
               no. ... ;

         -     insert in one Promissory Note of interest the total amount of interest accrued under the corresponding Credit when its amount becomes immediately due and owing ;

         -     insert as the date of maturity of these Promissory Notes the date when the corresponding Credit becomes immediately due and owing, or ;

     b)  if such date falls after the Promissory Notes have been completed in accordance with paragraph 1 of this mandate, you will :

         -     substitute the date when the Credit becomes immediately due and owing to the payment date originally entered in such Promissory
               Notes ;

         -     modify one Promissory Note of interest by substituting to the amount of interest originally inserted the amount of interest accrued under the Credit until it becomes immediately due and owing, and to the payment date, the date when the Credit becomes immediately due and owing.

The present power ("mandat"), given in the joint interest of the parties, is in consequence irrevocable. It has been drawn up in accordance with the specimen set out in Appendix III of the Agreement, and may only be modified with your written approval.

The Promissory Notes shall be kept by you. You will inform us of the performance of the present power ("mandat").

                                                                              55

This letter shall be governed by and construed in accordance with the laws of
France.

All disputes resulting from the content of this letter and its implementation will be dealt with in accordance with the provisions of Article 26 of the
Agreement.

The Borrower
By  :
Name  :
Title  :

                                                                              56

                                   APPENDIX IV

                              FORM OF LEGAL OPINION

                          WITH RESPECT TO THE AGREEMENT

                           ---------------------------

To :           CREDIT LYONNAIS as Arranger and for account of each Bank

               To the attention of __________________

Dear Sirs,

You have requested our opinion as legal counsel to yourselves, ___________, and
____________ in connection with a Master Credit Agreement (the "Agreement")
dated ____________ between MASTELLONE HERMANOS S.A. and the above-mentioned companies.

Capitalized terms and expressions used in this opinion have the meanings given to them in the Agreement.

For the purpose of rendering this opinion, we have examined  :

1 -  a duly executed copy of the Agreement  ;

2 -  copies, certified by the Borrower to be true copies and then currently in full force and effect, of the articles of incorporation and by-laws of the
     Borrower ;

3 -  copies, certified by the Borrower to be true copies and then currently in full force and effect, of a resolution of the Board of Directors of the
     Borrower regarding the entering into and implementation by the Borrower of its obligations under the Agreement, any Admission Form, any Promissory
     Note and the authority of _____________ signatories of the Agreement, any
     Admission Form, any Promissory Note and any Letter of Intructions on behalf of the Borrower ;

and all other documents, regulations or laws as we have deemed necessary or advisable to enable us to render this opinion.

In giving the opinion hereunder, we have assumed  :

1 -  the genuineness of all signatures, the authenticity of the originals of all documents submitted to us as copies thereof and the conformity of such copies with the originals ;

2 -  the power and authority of all parties, other than the Borrower, to enter into the Agreement and the due execution thereof by such parties ;

                                                                              57

3 -  that the Agreement is valid and binding under the law governing the
     Agreement and the choice of law therein is a valid choice under the law governing the Agreement.

The opinion given hereunder is limited to matters concerning law of Argentina.

Based upon the foregoing assumptions, we are of the opinion that  :

1 -  the Borrower is duly organized and validly existing as a __________ under the laws of Argentina; it has full power and authority to conduct its business at it is being conducted ;

2 -  the Borrower has full power, authority and legal right to incur indebteness as provided in the Agreement, to sign, execute and deliver the
     Agreement and to perform all terms and conditions thereof ;

3 -  In accordance with the laws of Argentina and the Borrower's articles of incorporation and by-laws, the Borrower has been validly authorised by a decision of __________ on__________ (a) to borrow and to incur obligations in the terms of the Agreement and (b) M. __________ [and M. __________ ]
     have been validly authorised to sign the Agreement, any Admission Form, any
     Promissory Note and any Letter of Intructions ;

4 -  It is not necessary to obtain from the competent authorities of Argentina any approval necessary with respect to Argentinian law for the validity of the Agreement and authorising its signature, execution delivery and performance, especially with respect to foreign exchange regulations to acquire and transfer the amounts in Currencies necessary for the Borrower to pay any and all amounts owed under the Agreement ;

5 -  The Agreement is in proper legal form for the enforcement thereof and each obligation therein contained shall constitute the legal, valid and binding obligation of the Borrower enforceable against the Borrower until full payment of all sums due ;

6 -  The signature, execution and delivery and the performance by the Borrower of the Agreement do not contravene, nor violate any of the provisions of the articles of incorporation and by-laws of the Borrower and do not result in the violation by the Borrower of any covenant or contractual restriction binding on the Borrower ;

7 -  Neither the signature, execution and delivery, nor the performance of the
     Agreement nor the decision to borrow are contrary to any law or regulation, decree or, official decision in Argentina ;

     More generally, no provision of the Agreement is contrary to public policy in Argentina especially with respect to the determination of interest rates and interest on late payments ;

8 -  It is not necessary in order to (a) ensure the legality and validity or
     (b) enforceability or admissibility in evidence in the courts of Argentina of the Agreement that it be stamped or registered, or that any tax be paid or any authorisation obtained in Argentina, and more particularly the
     Agrement needs not to be registered with any authority in Argentina ;

                                                                              58

9 -  The payments to be made by the Borrower pursuant to the Agreement are not subject to any deduction, withholding, tax or other fiscal charge in
     Argentina ;

     Nevertheless should any deduction, withholding, tax or other fiscal charge subsequently be imposed, the provisions of Article 17.2 of the Agreement shall apply as they are valid with respect to applicable Argentinian law ;

10 - Neither the Arranger nor any of the Banks shall be deemed to be resident, domiciled, doing business or be submitted to any taxation in Argentina by reason only of the signature, execution, delivery, performance or enforcement of the Agreement ;

11 - The Agreement is a commercial act  ;

12 - The Borrower has no right of immunity  either from  jurisdiction  or from execution  ;

13 - The obligations of the Borrower under the Agreement rank and will rank at least pari passu with all other unsecured obligations of the Borrower ;

14 - The Borrower has validly chosen French law to govern its obligations under the Agreement ;

     The validity of such choice shall be recognized by the courts of
     Argentina ;

15 - The Borrower has validly submitted to the non-exclusive jurisdiction of an arbitration court in the Agreement, in any Admission Form and in any Letter
     of Instructions ;

     An arbitral award rendered by such arbitration court shall be recognized and enforced by the courts of Argentina, without reconsideration of the merits of the procedure ;

16 - The courts of Argentina may render judgments in a currency other than the local currency.

Very truly yours,

                                                                              59

                                   APPENDIX V

                              FORM OF LEGAL OPINION

                        WITH RESPECT TO AN ADMISSION FORM

                          -----------------------------

To:               CREDIT LYONNAIS as Arranger and for account of ..............

                  To the attention of _____________________

Dear Sirs,

You have requested our opinion as legal counsel to yourselves in connection with a Master Credit Agreement (the "Agreement") dated ____________ between
MASTELLONE HERMANOS S.A. as Borrower, CREDIT LYONNAIS as Arranger and
____________ as Bank and an Admission Form no. ___ signed between the
Bank, the Borrower and yourselves.

Capitalized terms and expressions used in this opinion have the meanings given to them in the Agreement.

For the purpose of rendering this opinion, we have examined  :

1 -   originals of :

      1.1   the Agreement,

      1.2   Admission Form no. _______,

      1.3   the Letter of Instructions no.______ (if any),

      1.4   the  corresponding  Promissory  Notes  (hereafter the  "Promissory
      Notes"), (if any)

      (hereinafter collectively referred to as the "Credit Documents"),

2 -   copies, certified by the Borrower to be true copies of  :

      2.1   all  authorisations,  consents,  licences and permits necessary in
            Argentina to enable  :

            2.1.1 the  Borrower  to enter into  Admission  Form no. _____,  the
                  Letter of  Instructions  no. ____ and the  Promissory  Notes,
                  and to pay all sums due thereunder,

            2.1.2 the Buyer to enter into and perform the Commercial Contract, especially to import goods and/or services and pay therefor in the contractual currencies,

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      2.2   the Commercial Contract,

      2.3   modification,  if  any,  of  the  articles  of  incorporation  and by-laws of the Borrower,

      2.4   a resolution of the Board of Directors of the Borrower regarding the entering into and implementation by the Borrower of its obligations the Admission Form no. ____ and the Promissory Notes and the
            authority of ____________, signatories of the Admission Form
            no. __ and of the Promissory Notes on behalf of the Borrower
            (if different from those already provided) ,

      and all other documents, regulations or laws as we have deemed necessary or advisable to enable us to render this opinion.

In giving the opinion hereunder, we have assumed  :

1 -   the genuineness of all signatures, the authenticity of the originals of all documents submitted to us as copies thereof and the conformity of such copies with the originals ;

2 -   the power and  authority of all  parties,  other than the  Borrower,  to enter into the Credit  Documents and the due  execution  thereof by such parties  ;

3 -   that the Credit Documents are valid and binding under the law governing them and the choice of law therein is a valid choice under the law governing them.

      The opinion given hereunder is limited to matters concerning the law of
      Argentina.

Based upon the foregoing assumptions, we are of the opinion that  :

1 -   The  Borrower  has  full  power,  authority  and  legal  right  to incur indebteness as provided in the Credit  Documents,  to sign,  execute and deliver the Credit  Documents  and to perform  all terms and  conditions thereof  ;

2 -   In accordance with the laws of Argentina and the Borrower's articles of incorporation and by-laws, the Borrower has been validly authorised by a decision of ____________ on ____________ (date) (a) to borrow and to incur obligations in the terms of the Credit Documents and (b) M.
      ____________and M. ____________ have been validly authorised to sign
      Admission Form no. ____________, the Promissory Notes and the Letter of
      Instructions no. _____ (if different from those already provided) ;

3 -   It is not necessary to obtain from the competent authorities of Argentina any approvals necessary with respect to Argentinian law for the validity of the Credit Documents and authorising their signature, execution, delivery, and performance especially with respect to foreign exchange regulations to acquire and transfer the amounts in Currencies necessary for the Borrower to pay any and all amounts owed under the Credit
      Documents ;

4 -   The Buyer has obtained all authorizations, licences, permits or other approvals necessary to sign, execute, deliver and perform the Commercial
      Contract ;

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5 -   The Credit Documents are in proper legal form for the enforcement thereof and each obligation therein contained shall constitute the legal, valid and binding obligation of the Borrower enforceable against the Borrower until full payment of all sums due ;

6 -   The execution and performance by the Borrower of the Credit Documents do not contravene, nor violate any of the provisions of the articles of incorporation and by-laws of the Borrower and do not result in the violation by the Borrower of any covenant or contractual restriction binding on the Borrower ;

7     - Neither the signature, execution and delivery, nor the performance of the Credit Documents nor the decision to borrow are contrary to any law or regulation, decree or official decision in Argentina ;

      More generally, no provision of the Credit Documents is contrary to public policy in Argentina especially with respect to the determination of interest rates and interest on late payments ;

8 -   It is not necessary in order to (a) ensure the legality and validity or
      (b) enforceability or admissibility in evidence in the courts of Argentina of the Credit Documents that any of them be stamped or registered, or that any tax be paid or any authorisation obtained in Argentina ;

9 -   The payments to be made by the Borrower pursuant to the Credit Documents are not subject to any deduction, withholding, tax or other fiscal charge in Argentina ;

      Nevertheless should any deduction, withholding, tax or other fiscal charge subsequently be imposed, the provisions of Article 17.2 of the Agreement shall apply as they are valid with respect to applicable Argentinian law ;

10 -  Neither the Arranger nor any of the Banks shall be deemed to be resident, domiciled, doing business or be submitted to any taxation in Argentina by reason only of the signature, execution, delivery, performance or enforcement of the Credit Documents ;

11 -  The Credit Documents are commercial acts ;

12 -  The Borrower has no right of immunity either from jurisdiction or from execution ;

13 -  The obligations of the Borrower under the Credit Documents rank and will rank at least pari passu with all other unsecured obligations of the
      Borrower ;

14 -  The Borrower has validly chosen French law to govern its obligations under the Credit Documents ;

      The validity of such choice shall be recognized by the courts of
      Argentina;

15 -  The Borrower has validly submitted in the Credit Documents to the non-exclusive jurisdiction of an arbitration court ;

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      An arbitral award rendered by such arbitration court shall be recognized and enforced by the courts of Argentina, without reconsideration of the merits of the procedure ;

16 -  The courts of Argentina may render judgments in a currency other than the local currency.

Very truly yours,